UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 13, 2020

AMCI ACQUISITION CORP.
(Exact name of registrant as specified in its charter)

Delaware	001-38742	83-0982969
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1501 Ligonier Street, Suite 370
Latrobe, Pennsylvania 15650
 (Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (724) 672-4319

Not Applicable
(Former name or former address, if changed since last report)

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock, par value $0.0001 per share	AMCI	The Nasdaq Stock Market LLC
Warrants to purchase one share of Common Stock	AMCIW	The Nasdaq Stock Market LLC
Units, each consisting of one share of Common Stock and one Warrant	AMCIU	The Nasdaq Stock Market LLC

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01	Regulation FD Disclosure.

Attached as Exhibit 99.1 to this Current Report on Form 8-K and incorporated into this Item 7.01 by reference is the investor presentation (the “Investor Presentation”) that will be used by AMCI Acquisition Corp. (Nasdaq: AMCI, AMCIW and AMCIU), a special purpose acquisition company organized under the laws of the State of Delaware (“AMCI”), in connection with the transactions contemplated by the Merger Agreement described below.

The Investor Presentation is intended to be furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such filing.

Item 8.01	Other Events.

On October 13, 2020, AMCI issued a press release announcing the execution of a definitive Agreement and Plan of Merger, dated as of October 12, 2020 (the “Merger Agreement”), with Advent Technologies, Inc., a Delaware corporation (“Advent”) and innovation driven fuel cell technology company that is unlocking the hydrogen economy.  Pursuant to the Merger Agreement, subject to the terms and conditions set forth therein, a newly-formed Delaware subsidiary of AMCI will merge with and into Advent, and Advent will continue as the surviving corporation and a wholly-owned subsidiary of AMCI.  A copy of the press release is furnished as Exhibit 99.2 to this Current Report on Form 8-K.

Forward-Looking Statements

This report contains, and certain oral statements made by representatives of AMCI and Advent and their respective affiliates, from time to time may contain, “forward-looking statements” within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995.  AMCI’s and Advent’s actual results may differ from their expectations, estimates and projections and consequently, you should not rely on these forward-looking statements as predictions of future events.  Words such as “expect,” “estimate,” “project,” “budget,” “forecast,” “anticipate,” “intend,” “plan,” “may,” “will,” “could,” “should,” “believes,” “predicts,” “potential,” “might” and “continues,” and similar expressions are intended to identify such forward-looking statements.  These forward-looking statements include, without limitation, AMCI’s and Advent’s expectations with respect to future performance and anticipated financial impacts of the transactions (the “Transactions”) contemplated by the Merger Agreement, the satisfaction of the closing conditions to the Transactions and the timing of the completion of the Transactions. These forward-looking statements involve significant risks and uncertainties that could cause actual results to differ materially from expected results.  Most of these factors are outside of the control of AMCI or Advent and are difficult to predict.  Factors that may cause such differences include but are not limited to: (i) the occurrence of any event, change or other circumstances that could give rise to the termination of the Merger Agreement; (ii) the ability of AMCI to meet Nasdaq listing standards following the transaction and in connection with the consummation thereof; (iii) the inability to complete the transactions contemplated by the Merger Agreement due to the failure to obtain approval of the stockholders or warrantholders of AMCI or the stockholders of Advent or other reasons; (iv) the failure to meet the minimum cash requirements of the Merger Agreement due to AMCI stockholder redemptions and the failure to obtain replacement financing; (v) the failure to meet projected development and production targets; (vi) costs related to the proposed transaction; (vii) changes in applicable laws or regulations; (viii) the ability of the combined company to meet its financial and strategic goals, due to, among other things, competition, the ability of the combined company to pursue a growth strategy and manage growth profitability; (ix) the possibility that the combined company may be adversely affected by other economic, business, and/or competitive factors; (x) the effect of the COVID-19 pandemic on AMCI and Advent and their ability to consummate the transaction; and (xi) other risks and uncertainties described herein, as well as those risks and uncertainties discussed from time to time in other reports and other public filings with the Securities and Exchange Commission (the “SEC”) by AMCI.  The foregoing list of factors is not exclusive.  Readers are cautioned not to place undue reliance upon any forward-looking statements, which speak only as of the date made.  Neither AMCI nor Advent undertakes or accepts any obligation or undertaking to release publicly any updates or revisions to any forward-looking statements to reflect any change in its expectations or any change in events, conditions or circumstances on which any such statement is based, subject to applicable law.

Readers are referred to the most recent reports filed with the SEC by AMCI. Readers are cautioned not to place undue reliance upon any forward-looking statements, which speak only as of the date made, and AMCI undertakes no obligation to update or revise the forward-looking statements, whether as a result of new information, future events or otherwise.

Important Information About the Transactions and Where to Find It

AMCI intends to file with the SEC a Registration Statement on Form S-4 (the “Registration Statement”), which will include a preliminary proxy statement of AMCI and a prospectus in connection with the Merger Agreement and the Transactions. AMCI will mail a definitive proxy statement and other relevant documents to its shareholders and warrantholders. Securityholders of AMCI and other interested persons are advised to read, when available, the preliminary proxy statement, and amendments thereto, and the definitive proxy statement in connection with AMCI’s solicitation of proxies for the special meeting to be held to approve the Merger Agreement and the Transactions because these documents will contain important information about AMCI, Advent, the Merger Agreement and the Transactions. The definitive proxy statement will be mailed to securityholders of AMCI as of a record date to be established for voting on the Merger Agreement and the Transactions. Securityholders and other interested persons will also be able to obtain copies of the Registration Statement and the proxy statement/prospectus, without charge, once available, on the SEC’s website at www.sec.gov or by directing a request to AMCI by contacting its Chief Executive Officer, William Hunter, c/o AMCI Acquisition Corp., 1501 Ligonier Street, Suite 370, Latrobe, PA 15650, at (724) 672-4319.

Participants in the Solicitation

AMCI and Advent, and their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from the holders of AMCI ordinary shares in connection with the proposed Transactions. Information about AMCI’s directors and executive officers and their ownership of AMCI’s ordinary shares is set forth in AMCI’s Annual Report on Form 10-K for the year ended December 31, 2019 filed with the SEC, as modified or supplemented by any Form 3 or Form 4 filed with the SEC since the date of such filing. Other information regarding the interests of the participants in the proxy solicitation will be included in the proxy statement/prospectus pertaining to the proposed Transactions when it becomes available. These documents can be obtained free of charge from the sources indicated above.

Disclaimer

This communication shall not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which the offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

Item 9.01.	Financial Statements and Exhibits.

(d)         Exhibits.

Exhibit No.	Description

99.1	Investor Presentation, dated October 2020

99.2	Press Release, dated October 13, 2020

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMCI ACQUISITION CORP.

	By:	/s/ William Hunter
Name: William Hunter
Title: Chief Executive Officer

Dated: October 13, 2020